UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: July 15, 2007

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5858 Westheimer Street
Suite 850
Houston, Texas 77057
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d -2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR240.13e -4(c))

Item 1.01    Entry into a Material Definitive Agreement

     On July 15, 2007, Gulf United Energy, Inc., a Nevada corporation (the “Company”) entered into a joint venture agreement (“Agreement”) with Cia. Mexicana de Gas Natural, S.A. de C.V., a corporation organized and existing under the laws of the United Mexican States (“MGN”). MGN is engaged in the pipeline business and the terminal business in Mexico. In connection with its pipeline business, MGN owns 100% of the capital stock of Fermaca Gas de Cancun (“Fermaca Gas”). Fermaca Gas owns 50% of the capital stock of Energia Yaax (“Yaax”) and MGN owns the remaining 50% of the capital stock of Yaax. Yaax will develop, own and operate the pipeline between Valladolid, Cancun and Punta Venado. Pursuant to the terms of the Agreement, the Company acquired a 24% interest in Fermaca Gas through which the Company has an indirect ownership in Yaax. In connection with its terminal business, MGN owns 100% of the capital stock of Fermaca LNG Cancun (“Fermaca LNG”). Fermaca LNG owns 50% of the capital stock of SIIT Energy (“SIIT Energy”) and MGN owns the remaining 50% of the capital stock of SIIT Energy. SIIT Energy will develop, own and operate the terminal located in the Port of Punta Venado in the State of Quintana Roo. Pursuant to the terms of the Agreement, the Company acquired a 24% interest in Fermaca LNG through which the Company has an indirect ownership in SIIT Energy. In consideration for acquiring a 24% interest in Fermaca Gas and Fermaca LNG, the Company agreed to pay 12% of the expenses incurred by Yaax and SIIT Energy to date and in the future. The Company has paid its portion of the expenses incurred to date, which expenses total $1,458,235, of which $1,263,985 was paid in cash and the balance through the issuance of 185,000 restricted shares of Company common stock. Under the terms of the Agreement, the Company also must also issue 750,000 restricted shares of its common stock to MGN by August 15, 2007. The Company will assist in the construction, engineering and general project management of the terminal and pipeline projects currently engaged in by the subsidiaries.

Item 9.01    Financial Statements and Exhibit

(a)	Financial Statements of Businesses Acquired
	-	Audited Financial Statements of Fermaca Gas Cancun to be provided within
71 days from the date hereof.
	-	Audited Financial Statements of Fermaca LNG Cancun to be provided within
71 days from the date hereof.
	-	Audited Financial Statements of Energia Yaax to be provided within 71 days from the date hereof.
	-	Audited Financial Statements of SIIT Energy to be provided within 71 days from the date hereof.

(b)	Pro Forma Financial Information
	-	Pro forma financial information for the Company, Fermaca Gas Cancun,
Fermaca Gas Cancun, Energia Yaax, and SIIT Energy to be provided within 71 days from the date hereof.

           (d) Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1	Joint Venture Agreement dated July 15, 2007

99.1	Press Release.
99.2	Audited Financial Statements of Fermaca Gas Cancun to be provided within 71 days from the date hereof.
99.3	Audited Financial Statements of Fermaca Gas Cancun to be provided within 71 days from the date hereof.
99.4	Audited Financial Statements of Energia Yaax to be provided within 71 days from the date hereof.
99.5	Audited Financial Statements of SIIT Energy to be provided within 71 days from the date hereof.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: July 17, 2007

GULF UNITED ENERGY, INC.

By: /s/ DON WILSON
Don Wilson, President